Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Coates International, Ltd., on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission ("Report"), I, George J. Coates, President, Chief Executive Officer and Principal Financial Officer of Coates International, Ltd., certify, pursuant to 18 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Coates International, Ltd as of and for the period covered by the Report.


Dated:  April 17, 2006                  COATES INTERNATIONAL, LTD.


                                        By: /s/ George J. Coates
                                          --------------------------------------
                                           President, Chief Executive Officer
                                           and Principal Accounting Officer